UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

INTELLISYNC CORPORATION

(Exact name of registrant as specified in its charter)

0-21709

(Commission File Number)

Delaware	77-0349154
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2550 North First Street, San Jose, California 95131

(Address of principal executive offices, with zip code)

(408) 321-7650

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements.

(b) Pro Forma Financial Information

On December 3, 2004, Intellisync Corporation (the “Company”) filed pro forma financial information as of July 31, 2004 prepared to reflect the merger of the Company and Synchrologic, Inc. on December 29, 2003 and the acquisition of substantially all of the assets of Spontaneous Technology, Inc. on September 17, 2003. The Company files as an exhibit to this report updated pro forma financial information prepared to reflect that certain estimates made therein are no longer preliminary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLISYNC CORPORATION

Date: January 31, 2005	By:	/s/ J. Keith Kitchen
J. Keith Kitchen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1 [1]	Unaudited Pro Forma Combined Consolidated Condensed Financial Statements

[1]	Filed herewith.